                                                                    Exhibit 23.1

                     [McGLADREY & PULLEN, LLP LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
McLeod, Inc.
Cedar Rapids, Iowa


We hereby consent to the use in this Registration Statement of our report, dated January 31, 1997, except for the first paragraph of Note 4, as to which the date is March 4, 1997, relating to the consolidated financial statements of McLeod, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" and "Selected Consolidated Financial Data" in the Prospectus.


                                             /s/ McGLADREY & PULLEN, LLP

                                             McGLADREY & PULLEN, LLP


Cedar Rapids, Iowa
May 20, 1997

                                                                    Exhibit 23.1

                     [McGLADREY & PULLEN, LLP LETTERHEAD]




                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Telecom*USA Publishing Group, Inc.
Cedar Rapids, Iowa



We hereby consent to the use in this Registration Statement of our report, dated September 27, 1996, relating to the consolidated financial statements of Telecom*USA Publishing Group, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                       /s/ McGLADREY & PULLEN, LLP

                                       McGLADREY & PULLEN, LLP


Cedar Rapids, Iowa
May 20, 1997

                                                                    Exhibit 23.1

                     [McGLADREY & PULLEN, LLP LETTERHEAD]




                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Ruffalo, Cody & Associates, Inc.
Cedar Rapids, Iowa


We hereby consent to the use in this Registration Statement of our report, dated February 9, 1996, except for Note 8, as to which the date is July 15, 1996, relating to the consolidated financial statements of Ruffalo, Cody & Associates, Inc. and subsidiary, and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                                  /s/ McGLADREY & PULLEN, LLP

                                                  McGLADREY & PULLEN, LLP


Cedar Rapids, Iowa
May 20, 1997